Exhibit 99.1
Oasis Petroleum Inc. Announces Quarter and Year Ending December 31, 2019 Earnings and Provides an Operational Update and 2020 Outlook
Houston, Texas — February 25, 2020 — Oasis Petroleum Inc. (Nasdaq: OAS) (“Oasis” or the “Company”) today announced financial and operational results for the quarter and year ended December 31, 2019 and provided its 2020 outlook.
“Fourth quarter results demonstrate continued execution and progress towards reducing leverage,” said Thomas B. Nusz, Oasis’ Chairman and Chief Executive Officer. “Volumes exceeded expectations while spending was lower, driven by a relentless focus on efficiency. A combination of free cash flow and asset sales led Oasis to reduce E&P debt by $188 million over the course of 2019. I'm proud of the Oasis team for rising to the challenge and driving significant cost savings and efficiencies in the back half of 2019. These efforts positioned our 2020 plan to be more capital efficient, especially when we factor in lower well costs and improved cycle times in the Delaware Basin. Oasis is in a compelling position to grow modestly while generating free cash flow and continuing to pay down debt.”
2019 Highlights
•Produced 87.4 MBoepd in 4Q19, 2% above the upper range of November guidance, with oil volumes at 60.1 MBopd, at the top end of guidance.
•Delivered net cash provided by operating activities of $892.9 million for YE19 and $253.0 million for 4Q19 and Adjusted EBITDA(1) of $1,039.5 million for YE19 and $264.0 million for 4Q19.
•LOE per Boe averaged $6.95 per Boe in 2019, approximately 7% below original guidance.
•Crude oil differentials were strong over 2019 averaging $1.68 off of NYMEX WTI.
•E&P CapEx(2) was $598.0 million for 2019, 4-5% below the $620-640 million plan.
•2019 G&A(3) of $123.5 million was 10% below February 2019 guidance.
•OMP delivered approximately $159 million in net Adjusted EBITDA(4) in 2019, 4% above original midpoint guidance.

(1) Non-GAAP financial measure. See “Non-GAAP Financial Measures” below for definitions of all non-GAAP financial measures included herein and reconciliations to the most directly comparable measures under United States generally accepted accounting principles (“GAAP”).
(2) E&P CapEx excludes capitalized interest, midstream CapEx and acquisitions for both 2019 actual and plan.
(3) Full year 2019 G&A excludes one-time litigation contingency expense of $20 million.
(4) Refer to Oasis Midstream Partners press release dated February 25, 2020 for definition of non-GAAP financial measure and reconciliation.
2020 Plan
Oasis continues to drive towards moderate growth, free cash generation and debt reduction. The Company constructed its 2020 plan based on being free cash flow positive at $50 NYMEX WTI. Total consolidated CapEx is expected to range between $685 and $715 million with E&P and Other CapEx expected to range between $575 and $595 million. Oasis is directing approximately 55-65% of its capital to the Williston Basin and approximately 35-45% to the Delaware Basin. The Company expects approximately 80-90% of its E&P and Other CapEx to be invested in drilling and completions activities, including:
•Completing 45 to 55 gross operated wells with a working interest of approximately 66% in the Williston Basin.
•Completing 20 to 25 gross operated wells with a working interest of approximately 88% in the Delaware Basin.
•1Q20 CapEx is expected to approximate 30% of full-year guidance.
Other highlights of the 2020 plan include:
•1Q20 total volumes are expected to approximate 78 to 79 MBoepd with oil cut to approximate 68-69%.
•Expect mid-single-digit year-over-year volume growth (Boe and oil) from 4Q19 to 4Q20.
•Expect to be E&P free cash flow positive assuming average NYMEX WTI prices above $50/barrel.
•85-90% of 1H20 oil production hedged with an average floor of $55.46.

Metric	Range
Production (MBoepd)(1)
Full Year 2020	82.5 - 86.5
Full Year Financial Metrics
Differential to NYMEX WTI ($ per Bbl)	$2.50 - $3.50
Natural gas realized price (as a % of Henry Hub)	90% - 100%
LOE ($ per Boe)	$7.00 - $7.75
MT&G ($ per Boe)	$4.00 - $4.25
E&P Cash G&A ($ in millions)(2)	$60 - $65
Production taxes (% of oil and gas revenues)	8.0% - 8.3%
2020 CapEx Plan ($ in millions)
E&P & Other CapEx(3)	$575 - $595
Midstream CapEx	110 - 120
Midstream CapEx attributable to Oasis (included in Midstream CapEx above)	42 - 45
__________________
(1)Average oil production percentage of approximately 69% in 2020.
(2)E&P Cash G&A represents general and administrative (“G&A”) expenses less non-cash equity-based compensation expenses and other non-cash charges included in the Company’s exploration and production segment. Total Cash G&A for Oasis estimated at $75 million to $80 million, which excludes non-cash amortization of equity-based compensation of approximately $33 million to $35 million. See “Non-GAAP Financial Measures” below.
(3)Other CapEx includes administrative capital and excludes capitalized interest of approximately $12.5 million.
Operational and Financial Update
Select operational and financial statistics are included in the following table for the periods presented:

	4Q19	3Q19	YE19	YE18
Production data:
Crude oil (Bopd)	60,108	62,816	62,532	63,151
Natural gas (Mcfpd)	163,762	155,391	153,167	116,246
Total production (Boepd)	87,401	88,715	88,061	82,525
Percent crude oil	68.8%	70.8%	71.0%	76.5%
Average sales prices:
Crude oil, without derivative settlements ($ per Bbl)	$53.66	$55.12	$55.27	$61.84
Differential to WTI ($ per Bbl)	3.23	1.30	1.68	2.88
Crude oil, with derivative settlements ($ per Bbl)(1)(2)	54.96	56.03	55.89	52.65
Crude oil derivative settlements - net cash receipts (payments) ($ in millions)(1)	7.2	5.2	14.3	(211.7)
Natural gas, without derivative settlements ($ per Mcf)(3)	2.77	1.81	2.64	3.88
Natural gas, with derivative settlements ($ per Mcf)(1)(2)(3)	2.85	1.95	2.72	3.84
Natural gas derivative settlements - net cash receipts (payments) ($ in millions)(2)	1.2	1.9	4.8	(1.8)
Selected financial data ($ in millions):
Revenues:
Crude oil revenues	$296.8	$318.6	$1,261.4	$1,425.4
Natural gas revenues	41.8	25.9	147.4	164.6
Purchased oil and gas sales(4)	71.6	79.4	408.8	550.3
Midstream revenues(4)	62.6	50.0	212.2	120.5
Well services revenues	11.2	8.9	42.0	61.1
Total revenues	$484.0	$482.8	$2,071.8	$2,321.9
Net cash provided by operating activities	$253.0	$251.0	$892.9	$996.4
Adjusted EBITDA	$264.0	$256.6	$1,039.5	$958.7
Select operating expenses:
LOE	$58.4	$50.3	$223.4	$193.9
Midstream expenses(4)	15.1	13.0	62.1	32.7
Well services expenses	7.2	6.2	28.8	41.2
MT&G	32.6	32.7	126.4	102.9
Non-cash valuation charges	0.1	(0.1)	2.4	4.3
Purchased oil and gas expenses(4)	71.0	78.7	409.2	553.5
Production taxes	26.4	28.5	112.6	133.7
Depreciation, depletion and amortization (“DD&A”)	209.2	210.8	787.2	636.3
Total select operating expenses	$420.0	$420.1	$1,752.1	$1,698.5
Select operating expenses data:
LOE ($ per Boe)	$7.26	$6.16	$6.95	$6.44
MT&G ($ per Boe)	4.07	4.00	4.01	3.56
Cash MT&G ($ per Boe)(5)	4.05	4.01	3.93	3.41
DD&A ($ per Boe)	26.01	25.83	24.49	21.12
E&P G&A ($ per Boe)(6)	2.37	5.68	3.69	3.40
E&P Cash G&A ($ per Boe)(5)	1.51	2.22	2.07	2.48
Production taxes (% of oil and gas revenue)	7.8%	8.3%	8.0%	8.4%
__________________
(1)Realized prices include gains or losses on cash settlements for commodity derivatives, which do not qualify for or were not designated as hedging instruments for accounting purposes.

(2)Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.
(3)Natural gas prices include the value for natural gas and natural gas liquids.
(4)For the year ended December 31, 2018, midstream revenues and midstream expenses have been adjusted to include $1.5 million and $0.8 million, respectively, for certain sales and expenses which were previously recognized in purchased oil and gas sales and purchased oil and gas expenses, respectively, on the Company’s Consolidated Statements of Operations.
(5)Cash MT&G, a non-GAAP financial measure, is defined as marketing, transportation and gathering expenses excluding non-cash valuation charges on pipeline imbalances. E&P Cash G&A, a non-GAAP financial measure, represents G&A expenses less non-cash equity-based compensation expenses and other non-cash charges included in the Company’s exploration and production segment. See “Non-GAAP Financial Measures” below for reconciliations to the most directly comparable measures under GAAP.
(6)Includes $20.0 million of litigation contingency expenses in 3Q19 and YE19. Excluding this accrual, E&P G&A per Boe would have been $3.23 and 3.07 in 3Q19 and YE19, respectively.
G&A expenses totaled $25.3 million in 4Q19, and $143.5 million in YE19. Amortization of equity-based compensation, which is included in G&A expenses, was $7.2 million, or $0.90 per Boe, in 4Q19 and $33.6 million, or $1.05 per Boe, for YE19. G&A expenses for the Company’s E&P segment totaled $19.0 million in 4Q19 and $118.7 million for YE19. E&P Cash G&A expenses (non-GAAP), excluding non-cash equity-based compensation expenses and other non-cash charges, were $1.51 per Boe in 4Q19 and $2.07 per Boe for YE19. For a definition of E&P Cash G&A expenses and a reconciliation of E&P G&A to E&P Cash G&A, see “Non-GAAP Financial Measures” below.
MT&G expenses totaled $32.7 million in 4Q19 and $128.8 million in YE19. Cash MT&G (non-GAAP), which excludes non-cash valuation charges on pipeline imbalances, totaled $32.6 million in 4Q19 and $126.4 million in YE19. Non-cash valuation charges on pipeline imbalances were $0.1 million and $2.4 million for 4Q19 and YE19, respectively. For a definition of Cash MT&G and a reconciliation of MT&G to Cash MT&G, see “Non-GAAP Financial Measures” below.
Interest expense was $44.7 million in 4Q19 and $176.2 million in YE19. Capitalized interest totaled $2.5 million in 4Q19 and $12.0 million in YE19. Cash Interest (non-GAAP) totaled $40.7 million in 4Q19 and $167.2 million in YE19. For a definition of Cash Interest and a reconciliation of interest expense to Cash Interest, see “Non-GAAP Financial Measures” below.
The Company recorded an income tax benefit of $23.9 million in 4Q19, resulting in an effective tax rate of 27.1% as a percentage of its pre-tax loss for the quarter. The Company’s income tax benefit for YE19 was recorded at $32.7 million, or 26.5% of its pre-tax loss.
The Company reported net loss attributable to Oasis of $76.4 million and $128.2 million in 4Q19 and YE19, respectively. Excluding certain non-cash items and their tax effect, Adjusted Net Loss Attributable to Oasis (non-GAAP) was $5.4 million, or $0.02 per diluted share, in 4Q19 and Adjusted Net Income Attributable to Oasis (non-GAAP) was $9.2 million, or $0.03 per diluted share, in YE19. For a definition of Adjusted Net Income (Loss) Attributable to Oasis and a reconciliation of net income (loss) attributable to Oasis to Adjusted Net Income (Loss) Attributable to Oasis, see “Non-GAAP Financial Measures” below.
The Company completed and placed on production 8 gross (5.1 net) operated wells in 4Q19 and 78 gross (51.5 net) operated wells in YE19.

Capital Expenditures
The following table depicts the Company’s total capital expenditures (“CapEx”) by category:

YE19
(In millions)
CapEx
E&P (excluding acquisitions)	$594.2
Well Services	0.3
Other(1)	15.5
Total CapEx before acquisitions and midstream	610.0
Midstream(2)	212.4
Total CapEx before acquisitions	822.4
Acquisitions	21.0
Total CapEx(3)	$843.4
__________________
(1)Other CapEx includes administrative capital of $3.5 million and capitalized interest of $12.0 million.
(2)Midstream CapEx attributable to OMP was $198.6 million for YE19.
(3)Total CapEx (including acquisitions) reflected in the table above differs from the amounts shown in the statements of cash flows in the Company’s consolidated financial statements because amounts reflected in the table above include changes in accrued liabilities from the previous reporting period for CapEx, while the amounts presented in the statements of cash flows are presented on a cash basis.
Liquidity and Balance Sheet
As of YE19, Oasis had cash and cash equivalents of $20.0 million, total elected commitments under the Oasis Credit Facility of $1,100.0 million and a borrowing base under the OMP Credit Facility of $575.0 million. In addition, Oasis had $337.0 million of borrowings and $15.1 million of outstanding letters of credit issued under the Oasis Credit Facility and $458.5 million of borrowings and $1.7 million of outstanding letters of credit under the OMP Credit Facility, resulting in an unused borrowing capacity of $862.7 million for both revolving credit facilities as of YE19.
Hedging Activity
As of February 24, 2020, the Company’s crude oil hedge position remained unchanged compared to the update included in the press release dated January 30, 2020. The December 2019 crude oil derivative contracts settled at a net $2.0 million paid in January 2020 and will be included in the Company’s 1Q20 derivative settlements.
Conference Call Information
Investors, analysts and other interested parties are invited to listen to the conference call:

Date:	Wednesday, February 26, 2020
Time:	10:00 a.m. Central Time
Live Webcast:	https://www.webcaster4.com/Webcast/Page/1052/29262
OR:
Dial-in:	888-317-6003
Intl. Dial in:	412-317-6061
Conference ID:	2472167
Website:	www.oasispetroleum.com
A recording of the conference call will be available beginning at 12:00 p.m. Central Time on the day of the call and will be available until Wednesday, March 4, 2020 by dialing:

Replay dial-in:	877-344-7529
Intl. replay:	412-317-0088
Replay code:	10138757
The conference call will also be available for replay for approximately 30 days at www.oasispetroleum.com.

Contact:
Oasis Petroleum Inc.
Bob Bakanauskas, (281) 404-9600
Director, Investor Relations
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company’s drilling program, production, derivatives activities, capital expenditure levels and other guidance included in this press release. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, changes in crude oil and natural gas prices, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, the ability to realize the anticipated benefits from the previously announced Delaware midstream assets assignment from Oasis to OMP, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company’s ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Company’s business and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the Securities and Exchange Commission.
Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
About Oasis Petroleum Inc.
Oasis is an independent exploration and production company focused on the acquisition and development of onshore, unconventional crude oil and natural gas resources in the United States. For more information, please visit the Company’s website at www.oasispetroleum.com.

Oasis Petroleum Inc. Financial Statements

OASIS PETROLEUM INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,
	2019	2018

	(In thousands, except share data)
ASSETS
Current assets
Cash and cash equivalents	$20,019	$22,190
Accounts receivable, net	371,181	387,602
Inventory	35,259	33,128
Prepaid expenses	10,011	10,997
Derivative instruments	535	99,930
Intangible assets, net	—	125
Other current assets	346	183
Total current assets	437,351	554,155
Property, plant and equipment
Oil and gas properties (successful efforts method)	9,463,038	8,912,189
Other property and equipment	1,279,653	1,151,772
Less: accumulated depreciation, depletion, amortization and impairment	(3,764,915)	(3,036,852)
Total property, plant and equipment, net	6,977,776	7,027,109
Assets held for sale, net	21,628	—
Derivative instruments	639	6,945
Long-term inventory	13,924	12,260
Operating right-of-use assets	18,497	—
Other assets	29,438	25,673
Total assets	$7,499,253	$7,626,142
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$17,948	$20,166
Revenues and production taxes payable	233,090	216,695
Accrued liabilities	281,079	331,651
Accrued interest payable	37,388	38,040
Derivative instruments	19,695	84
Advances from joint interest partners	4,598	5,140
Current operating lease liabilities	6,182	—
Other current liabilities	2,903	—
Total current liabilities	602,883	611,776
Long-term debt	2,711,573	2,735,276
Deferred income taxes	267,357	300,055
Asset retirement obligations	56,305	52,384
Derivative instruments	120	20
Operating lease liabilities	17,915	—
Other liabilities	6,019	7,751
Total liabilities	3,662,172	3,707,262
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value: 900,000,000 shares authorized; 324,198,057 shares issued and 321,231,319 shares outstanding at December 31, 2019 and 320,469,049 shares issued and 318,377,161 shares outstanding at December 31, 2018	3,189	3,157
Treasury stock, at cost: 2,966,738 and 2,091,888 shares at December 31, 2019 and December 31, 2018, respectively	(33,881)	(29,025)
Additional paid-in capital	3,112,384	3,077,755
Retained earnings	554,446	682,689
Oasis share of stockholders’ equity	3,636,138	3,734,576
Non-controlling interests	200,943	184,304
Total stockholders’ equity	3,837,081	3,918,880
Total liabilities and stockholders’ equity	$7,499,253	$7,626,142

OASIS PETROLEUM INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands, except per share data)
Revenues
Oil and gas revenues	$338,515	$371,385	$1,408,771	$1,590,024
Purchased oil and gas sales	71,579	181,586	408,791	550,344
Midstream revenues	62,591	32,053	212,208	120,504
Well services revenues	11,179	14,731	41,974	61,075
Total revenues	483,864	599,755	2,071,744	2,321,947
Operating expenses
Lease operating expenses	58,399	56,456	223,384	193,912
Midstream expenses	15,082	8,433	62,146	32,758
Well services expenses	7,166	8,848	28,761	41,200
Marketing, transportation and gathering expenses	32,709	32,634	128,806	107,193
Purchased oil and gas expenses	70,959	179,019	409,180	553,461
Production taxes	26,371	29,948	112,592	133,696
Depreciation, depletion and amortization	209,169	170,477	787,192	636,296
Exploration expenses	4,289	3,731	6,658	27,432
Rig termination	384	—	384	—
Impairment	9,604	—	10,257	384,228
General and administrative expenses	25,261	30,317	143,506	121,346
Total operating expenses	459,393	519,863	1,912,866	2,231,522
Gain (loss) on sale of properties	(505)	(10,236)	(4,455)	28,587
Operating income	23,966	69,656	154,423	119,012
Other income (expense)
Net gain (loss) on derivative instruments	(71,374)	268,402	(106,314)	28,457
Interest expense, net of capitalized interest	(44,672)	(41,469)	(176,223)	(159,085)
Gain (loss) on extinguishment of debt	4,312	(150)	4,312	(13,848)
Other income (expense)	(266)	(25)	440	121
Total other income (expense), net	(112,000)	226,758	(277,785)	(144,355)
Income (loss) before income taxes	(88,034)	296,414	(123,362)	(25,343)
Income tax benefit (expense)	23,880	(69,548)	32,715	5,843
Net income (loss) including non-controlling interests	(64,154)	226,866	(90,647)	(19,500)
Less: Net income attributable to non-controlling interests	12,252	4,889	37,596	15,796
Net income (loss) attributable to Oasis	$(76,406)	$221,977	$(128,243)	$(35,296)
Earnings (loss) per share:
Basic	$(0.24)	$0.71	$(0.41)	$(0.11)
Diluted	(0.24)	0.70	(0.41)	(0.11)
Weighted average shares outstanding:
Basic	315,416	313,260	315,002	307,480
Diluted	315,416	315,098	315,002	307,480

OASIS PETROLEUM INC.
SELECTED FINANCIAL AND OPERATIONAL STATS

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Operating results ($ in thousands):
Revenues
Crude oil revenues	$296,751	$321,834	$1,261,413	$1,425,409
Natural gas revenues	41,764	49,551	147,358	164,615
Purchased oil and gas sales	71,579	181,586	408,791	550,344
Midstream revenues	62,591	32,053	212,208	120,504
Well services revenues	11,179	14,731	41,974	61,075
Total revenues	$483,864	$599,755	$2,071,744	$2,321,947
Production data:
Crude oil (MBbls)	5,530	6,188	22,824	23,050
Natural gas (MMcf)	15,066	11,604	55,906	42,430
Oil equivalents (MBoe)	8,041	8,122	32,142	30,122
Average daily production (Boepd)	87,401	88,288	88,061	82,525
Average sales prices:
Crude oil, without derivative settlements (per Bbl)	$53.66	$52.01	$55.27	$61.84
Crude oil, with derivative settlements (per Bbl)(1)	54.96	44.14	55.89	52.65
Natural gas, without derivative settlements (per Mcf)(2)	2.77	4.27	2.64	3.88
Natural gas, with derivative settlements (per Mcf)(1)(2)	2.85	4.02	2.72	3.84
Costs and expenses (per Boe of production):
Lease operating expenses	$7.26	$6.95	$6.95	$6.44
Marketing, transportation and gathering expenses	4.07	4.02	4.01	3.56
Cash marketing, transportation and gathering expenses(3)	4.05	3.55	3.93	3.41
Production taxes	3.28	3.69	3.50	4.44
Depreciation, depletion and amortization	26.01	20.99	24.49	21.12
General and administrative expenses	3.14	3.73	4.46	4.03
__________________
(1)Realized prices include gains or losses on cash settlements for commodity derivatives, which do not qualify for or were not designated as hedging instruments for accounting purposes. Cash settlements represent the cumulative gains and losses on derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.
(2)Natural gas prices include the value for natural gas and natural gas liquids.
(3)Cash MT&G, a non-GAAP financial measure, is defined as marketing, transportation and gathering expenses excluding non-cash valuation charges on pipeline imbalances. See “Non-GAAP Financial Measures” below for a reconciliation of the Company’s MT&G to Cash MT&G.

OASIS PETROLEUM INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
	2019	2018

	(In thousands)
Cash flows from operating activities:
Net loss including non-controlling interests	$(90,647)	$(19,500)
Adjustments to reconcile net loss including non-controlling interests to net cash provided by operating activities:
Depreciation, depletion and amortization	787,192	636,296
(Gain) loss on extinguishment of debt	(4,312)	13,848
(Gain) loss on sale of properties	4,455	(28,587)
Impairment	10,257	384,228
Deferred income taxes	(32,699)	(5,866)
Derivative instruments	106,314	(28,457)
Equity-based compensation expenses	33,607	29,273
Deferred financing costs amortization and other	27,263	29,057
Working capital and other changes:
Change in accounts receivable, net	13,729	(23,508)
Change in inventory	(5,893)	(14,346)
Change in prepaid expenses	325	(2,354)
Change in accounts payable, interest payable and accrued liabilities	53,051	26,116
Change in other assets and liabilities, net	(9,789)	221
Net cash provided by operating activities	892,853	996,421
Cash flows from investing activities:
Capital expenditures	(869,221)	(1,148,961)
Acquisitions	(21,009)	(581,650)
Proceeds from sale of properties	42,376	333,229
Costs related to sale of properties	—	(2,850)
Derivative settlements	19,098	(213,528)
Other	—	224
Net cash used in investing activities	(828,756)	(1,613,536)
Cash flows from financing activities:
Proceeds from Revolving Credit Facilities	1,982,000	3,224,000
Principal payments on Revolving Credit Facilities	(1,972,500)	(2,586,000)
Repurchase of senior unsecured notes	(45,790)	(423,340)
Proceeds from issuance of senior unsecured notes	—	400,000
Deferred financing costs	(1,052)	(13,862)
Proceeds from sale of Oasis Midstream common units, net of offering costs	—	44,503
Purchases of treasury stock	(4,856)	(6,846)
Distributions to non-controlling interests	(21,270)	(14,114)
Payments on finance lease liabilities	(2,382)	—
Other	(418)	(1,756)
Net cash provided by (used in) financing activities	(66,268)	622,585
Increase (decrease) in cash and cash equivalents	(2,171)	5,470
Cash and cash equivalents:
Beginning of period	22,190	16,720
End of period	$20,019	$22,190
Supplemental cash flow information:
Cash paid for interest, net of capitalized interest	$155,833	$141,196
Cash paid for income taxes	111	38
Cash received for income tax refunds	146	25
Supplemental non-cash transactions:
Change in accrued capital expenditures	$(82,414)	$68,946
Change in asset retirement obligations	4,917	3,880
Issuance of shares in connection with acquisition	—	371,220

Non-GAAP Financial Measures
E&P Cash G&A Reconciliation
E&P Cash G&A is a supplemental non-GAAP financial measure that is used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines E&P Cash G&A as the total general and administrative expenses included in the Company’s exploration and production segment less non-cash equity-based compensation expenses and other non-cash charges included in the Company’s exploration and production segment. E&P Cash G&A is not a measure of general and administrative expenses as determined by United States generally accepted accounting principles, or GAAP.
The following table presents a reconciliation of the GAAP financial measure of general and administrative expenses included in the Company’s exploration and production segment to the non-GAAP financial measure of E&P Cash G&A for the periods presented:

Exploration and Production
	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands)
General and administrative expenses	$19,036	$25,057	$118,701	$102,482
Equity-based compensation expenses	(6,903)	(7,345)	(32,251)	(27,910)
Litigation contingency expenses(1)	—	—	(20,000)	—
E&P Cash G&A	$12,133	$17,712	$66,450	$74,572
____________________
(1)In 2019, the Company incurred a charge to establish a loss accrual of $20.0 million, which the Company believes is the estimable amount of loss that could potentially be incurred from its pending legal proceedings based upon currently available information.
Cash MT&G Reconciliation
Cash MT&G is defined as the total marketing, transportation and gathering expenses less non-cash valuation charges on pipeline imbalances. Cash MT&G is not a measure of marketing, transportation and gathering expenses as determined by GAAP. Management believes that the presentation of Cash MT&G provides useful additional information to investors and analysts to assess the cash costs incurred to get its commodities to market without regard for the change in value of its pipeline imbalances, which vary monthly based on commodity prices.
The following table presents a reconciliation of the GAAP financial measure of marketing, transportation and gathering expenses to the non-GAAP financial measure of Cash MT&G for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands)
Marketing, transportation and gathering expenses	$32,709	$32,634	$128,806	$107,193
Pipeline imbalances	(130)	(3,774)	(2,446)	(4,331)
Cash MT&G	$32,579	$28,860	$126,360	$102,862

Cash Interest Reconciliation
Cash Interest is a supplemental non-GAAP financial measure that is used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Cash Interest as interest expense plus capitalized interest less amortization and write-offs of deferred financing costs and debt discounts included in interest expense. Cash Interest is not a measure of interest expense as determined by GAAP.
The following table presents a reconciliation of the GAAP financial measure of interest expense to the non-GAAP financial measure of Cash Interest for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands)
Interest expense	$44,672	$41,469	$176,223	$159,085
Capitalized interest	2,500	4,017	11,964	17,226
Amortization of deferred financing costs	(3,378)	(2,079)	(8,832)	(7,590)
Amortization of debt discount	(3,137)	(2,919)	(12,164)	(11,120)
Cash Interest	$40,657	$40,488	$167,191	$157,601
Adjusted EBITDA and Free Cash Flow Reconciliations
Adjusted EBITDA and Free Cash Flow are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation, depletion, amortization, exploration expenses and other similar non-cash or non-recurring charges. The Company defines Free Cash Flow as Adjusted EBITDA attributable to Oasis less Cash Interest and CapEx, excluding capitalized interest. Adjusted EBITDA and Free Cash Flow are not measures of net income (loss) or cash flows as determined by GAAP.

The following table presents reconciliations of the GAAP financial measures of net income (loss) including non-controlling interests and net cash provided by (used in) operating activities to the non-GAAP financial measures of Adjusted EBITDA and Free Cash Flow for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands)
Net income (loss) including non-controlling interests	$(64,154)	$226,866	$(90,647)	$(19,500)
(Gain) loss on sale of properties	505	10,236	4,455	(28,587)
(Gain) loss on extinguishment of debt	(4,312)	150	(4,312)	13,848
Net (gain) loss on derivative instruments	71,374	(268,402)	106,314	(28,457)
Derivative settlements(1)	8,346	(51,515)	19,098	(213,528)
Interest expense, net of capitalized interest	44,672	41,469	176,223	159,085
Depreciation, depletion and amortization	209,169	170,477	787,192	636,296
Impairment	9,604	—	10,257	384,228
Rig termination	384	—	384	—
Exploration expenses	4,289	3,731	6,658	27,432
Equity-based compensation expenses	7,237	7,687	33,607	29,273
Income tax (benefit) expense	(23,880)	69,548	(32,715)	(5,843)
Litigation contingency expenses(2)	—	—	20,000	—
Other non-cash adjustments	719	3,878	3,035	4,435
Adjusted EBITDA	263,953	214,125	1,039,549	958,682
Adjusted EBITDA attributable to non-controlling interests	16,025	7,094	51,525	21,703
Adjusted EBITDA attributable to Oasis	247,928	207,031	988,024	936,979
Cash Interest	(40,657)	(40,488)	(167,191)	(157,601)
Capital expenditures(3)	(134,484)	(305,348)	(843,368)	(2,203,453)
Capitalized interest	2,500	4,017	11,964	17,226
Free Cash Flow	$75,287	$(134,788)	$(10,571)	$(1,406,849)

Net cash provided by operating activities	$252,959	$234,420	$892,853	$996,421
Derivative settlements(1)	8,346	(51,515)	19,098	(213,528)
Interest expense, net of capitalized interest	44,672	41,469	176,223	159,085
Rig termination	384	—	384	—
Exploration expenses	4,289	3,731	6,658	27,432
Deferred financing costs amortization and other	(9,073)	(8,983)	(27,263)	(29,057)
Current tax (benefit) expense	(21)	(4)	(16)	23
Changes in working capital	(38,323)	(8,871)	(51,424)	13,871
Litigation contingency expenses(2)	—	—	20,000	—
Other non-cash adjustments	719	3,878	3,035	4,435
Adjusted EBITDA	263,952	214,125	1,039,548	958,682
Adjusted EBITDA attributable to non-controlling interests	16,025	7,094	51,525	21,703
Adjusted EBITDA attributable to Oasis	247,927	207,031	988,023	936,979
Cash Interest	(40,657)	(40,488)	(167,191)	(157,601)
Capital expenditures(3)	(134,484)	(305,348)	(843,368)	(2,203,453)
Capitalized interest	2,500	4,017	11,964	17,226
Free Cash Flow	$75,286	$(134,788)	$(10,572)	$(1,406,849)
____________________

(1)Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.
(2)In 2019, the Company incurred a charge to establish a loss accrual of $20.0 million, which the Company believes is the estimable amount of loss that could potentially be incurred from its pending legal proceedings based upon currently available information.
(3)CapEx (including acquisitions) reflected in the table above differs from the amounts shown in the statements of cash flows in the Company’s consolidated financial statements because amounts reflected in the table above include changes in accrued liabilities from the previous reporting period for capital expenditures, while the amounts presented in the statements of cash flows are presented on a cash basis. Acquisitions totaled $12.7 million and $21.0 million for the fourth quarter and full year 2019, respectively, and $1.8 million and $951.9 million for the fourth quarter and full year 2018, respectively. Additionally, CapEx (including acquisitions) reflected in the table above includes consideration paid through the issuance of common stock in connection with an acquisition for the year ended December 31, 2018.
Segment Adjusted EBITDA Reconciliations
The following tables present reconciliations of the GAAP financial measure of income (loss) before income taxes including non-controlling interests to the non-GAAP financial measure of Adjusted EBITDA for the Company’s three reportable business segments on a gross basis for the periods presented:

Exploration and Production
	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands)
Income (loss) before income taxes including non-controlling interests	$(147,931)	$256,177	$(332,069)	$(167,292)
(Gain) loss on sale of properties	505	10,226	4,455	(38,188)
(Gain) loss on extinguishment of debt	(4,312)	150	(4,312)	13,848
Net (gain) loss on derivative instruments	71,374	(268,402)	106,314	(28,457)
Derivative settlements(1)	8,346	(51,515)	19,098	(213,528)
Interest expense, net of capitalized interest	40,205	39,734	159,287	156,742
Depreciation, depletion and amortization	203,551	165,319	766,959	618,402
Impairment	5,203	—	5,856	384,228
Exploration expenses	4,289	3,731	6,658	27,432
Rig termination	384	—	384	—
Equity-based compensation expenses	6,903	7,345	32,251	27,910
Litigation contingency expenses(2)	—	—	20,000	—
Other non-cash adjustments	130	3,774	2,446	4,331
Adjusted EBITDA	$188,647	$166,539	$787,327	$785,428
____________________
(1)Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.
(2)In 2019, the Company incurred a charge to establish a loss accrual of $20.0 million, which the Company believes is the estimable amount of loss that could potentially be incurred from its pending legal proceedings based upon currently available information.

Midstream
	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands)
Income before income taxes including non-controlling interests	$67,235	$40,248	$224,096	$141,001
Loss on sale of properties	—	31	—	9,622
Interest expense, net of capitalized interest	4,467	1,735	16,936	2,343
Depreciation, depletion and amortization	9,732	8,380	37,152	29,282
Equity-based compensation expenses	381	325	1,744	1,547
Adjusted EBITDA	$81,815	$50,719	$279,928	$183,795

Well Services
	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands)
Income (loss) before income taxes including non-controlling interests	$(4,560)	$5,708	$(1,866)	$31,023
Depreciation, depletion and amortization	3,138	4,138	13,631	15,698
Impairment	4,401	—	4,401	—
Equity-based compensation expenses	267	439	1,397	1,588
Other non-cash adjustments	589	104	589	104
Adjusted EBITDA	$3,835	$10,389	$18,152	$48,413

Adjusted Net Income (Loss) Attributable to Oasis and Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share Reconciliations
Adjusted Net Income (Loss) Attributable to Oasis and Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted Net Income (Loss) Attributable to Oasis as net income (loss) after adjusting for (1) the impact of certain non-cash and non-recurring items, including non-cash changes in the fair value of derivative instruments, impairment and other similar non-cash and non-recurring charges, (2) the impact of net income attributable to non-controlling interests and (3) the non-cash and non-recurring items’ impact on taxes based on the Company’s effective tax rate applicable to those adjusting items, excluding net income attributable to non-controlling interests, in the same period. Adjusted Net Income (Loss) Attributable to Oasis is not a measure of net income (loss) as determined by GAAP. The Company defines Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share as Adjusted Net Income (Loss) Attributable to Oasis divided by diluted weighted average shares outstanding. Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share is not a measure of diluted earnings (loss) per share as determined by GAAP.
The following table presents reconciliations of the GAAP financial measure of net income (loss) attributable to Oasis to the non-GAAP financial measure of Adjusted Net Income (Loss) Attributable to Oasis and the GAAP financial measure of diluted earnings (loss) attributable to Oasis per share to the non-GAAP financial measure of Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

	(In thousands, except per share data)
Net income (loss) attributable to Oasis	$(76,406)	$221,977	$(128,243)	$(35,296)
(Gain) loss on sale of properties	505	10,236	4,455	(28,587)
(Gain) loss on extinguishment of debt	(4,312)	150	(4,312)	13,848
Net (gain) loss on derivative instruments	71,374	(268,402)	106,314	(28,457)
Derivative settlements(1)	8,346	(51,515)	19,098	(213,528)
Impairment	9,604	—	10,257	384,228
Rig termination	384	—	384	—
Amortization of deferred financing costs	3,378	2,079	8,832	7,591
Amortization of debt discount	3,137	2,919	12,164	11,120
Litigation contingency expenses(2)	—	—	20,000	—
Other non-cash adjustments	719	3,878	3,035	4,435
Tax impact(3)	(22,108)	71,365	(42,782)	(35,759)
Adjusted Net Income (Loss) Attributable to Oasis	$(5,379)	$(7,313)	$9,202	$79,595

Diluted earnings (loss) attributable to Oasis per share	$(0.24)	$0.70	$(0.41)	$(0.11)
(Gain) loss on sale of properties	—	0.03	0.01	(0.09)
(Gain) loss on extinguishment of debt	(0.01)	—	(0.01)	0.04
Net (gain) loss on derivative instruments	0.23	(0.85)	0.34	(0.09)
Derivative settlements(1)	0.03	(0.16)	0.06	(0.69)
Impairment	0.03	—	0.03	1.24
Rig termination	—	—	—	—
Amortization of deferred financing costs	0.01	0.01	0.03	0.02
Amortization of debt discount	0.01	0.01	0.04	0.04
Litigation contingency expenses(2)	—	—	0.06	—
Other non-cash adjustments	—	0.01	0.01	0.01
Tax impact(3)	(0.08)	0.23	(0.13)	(0.11)
Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share	$(0.02)	$(0.02)	$0.03	$0.26

Diluted weighted average shares outstanding(4)	315,416	313,260	315,324	310,860

Effective tax rate applicable to adjustment items	23.7%	23.7%	23.7%	23.7%
____________________
(1)Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.
(2)In 2019, the Company incurred a charge to establish a loss accrual of $20.0 million, which the Company believes is the estimable amount of loss that could potentially be incurred from its pending legal proceedings based upon currently available information.
(3)The tax impact is computed utilizing the Company’s effective tax rate applicable to the adjustments for certain non-cash and non-recurring items. The tax impact was not computed for the tax reform rate change adjustments.
(4)The Company included 322,000 and 3,379,000 of unvested stock awards for the years ended December 31, 2019 and 2018, respectively, in computing Adjusted Diluted Earnings Attributable to Oasis Per Share due to the dilutive effect under the treasury stock method. No unvested stock awards were included in computing Adjusted Diluted Loss Attributable to Oasis Per Share for the three months ended December 31, 2019 and 2018 because the effect was anti-dilutive due to the Company incurring an Adjusted Net Loss Attributable to Oasis.